Exhibit 10.1

2012 OMNIBUS RESTRUCTURE AGREEMENT

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737-823, 787-8, 787-923, 777 and 737-MAX Aircraft

AAL-LA-08833

THIS 2012 OMNIBUS RESTRUCTURE AGREEMENT (2012 Omnibus Restructure Agreement) is entered into as of January 11, 2013, by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer, and together with Boeing, individually, a Party, and collectively, the Parties);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (Purchase Agreement No. 1977);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated October 31, 1997, relating to Boeing Model 777 aircraft, as amended and supplemented (Purchase Agreement No. 1980);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787-923 aircraft, as amended and supplemented (Purchase Agreement No. 3219);

WHEREAS, Boeing and Customer entered into the Aircraft General Terms Agreement No. AGTA-AAL dated October 31, 1997, as amended and supplemented (AGTA);

WHEREAS, [*CTR]

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BOEING PROPRIETARY

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WHEREAS, Boeing and Customer entered into certain other aircraft purchase agreements and related financing agreements, including associated letter agreements, and certain other agreements, each as amended and supplemented and more particularly described in Exhibit 6 attached hereto, (Boeing Related Agreements) and Exhibit 7 attached hereto (Reaffirmed Agreements);

WHEREAS, Boeing acknowledges that Customer is a debtor in possession under chapter 11 of title 11 of the United States Code (Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.”, filed on November 29, 2011 (Petition Date) and pending in the United States Bankruptcy Court for the Southern District of New York (Court), case no. 11-15643 (SHL) (Jointly Administered) (Pending Cases);

WHEREAS, the Parties desire to restructure and amend Purchase Agreement No. 1977, Purchase Agreement No. 1980, and Purchase Agreement No. 3219 in accordance with and subject to certain terms and conditions listed herein;

WHEREAS, subject to the terms and conditions herein, Boeing and Customer desire that Customer assume the Boeing Related Agreements and, to the extent applicable, the Reaffirmed Agreements, in accordance with Section 365 of the Bankruptcy Code, and that Customer and Boeing otherwise reaffirm and agree that the Reaffirmed Agreements are to remain in effect in accordance with their existing terms;

WHEREAS, the Parties desire to resolve certain claims of Boeing and its Affiliates that have been asserted or may be asserted in the Pending Cases, and to agree upon mutual releases of other claims between Customer and its Affiliates and Boeing and its Affiliates;

WHEREAS, the Parties desire to enter into a [*CTR] financing commitment letter agreement in regard to Boeing Model 737 aircraft (737 [*CTR] Letter Agreement) and a [*CTR] financing commitment letter agreement in regard to Boeing Model 787 aircraft, respectively, in accordance with and subject to the terms and conditions set forth herein, each in the form and substance attached hereto as Exhibits 8 and 9 (collectively, 737 and 787 [*CTR] Letter Agreements); and

WHEREAS, Boeing and Customer desire to enter into Purchase Agreement No. 03735, relating to Boeing Model 737-MAX aircraft in accordance with and subject to the terms and conditions listed herein, inclusive of associated letter agreements, each in the form and substance attached hereto as Exhibit 5 (Purchase Agreement No. 03735).

NOW THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which is acknowledged, Customer and Boeing hereby agree as follows:

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1. Definitions.

(a) Affiliate means any individual, partnership, corporation, or other entity of whatever nature, directly or indirectly controlling or controlled by or under direct or indirect common control with another individual, partnership, corporation, or other entity of whatever nature. For purposes of this definition, “control” means the power to direct the management and policies of the other individual, partnership, corporation, or other entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b) Amending Documents means [*CTR] in the form and substance attached hereto as Exhibit 10 ([*CTR]), Letter Agreement AAL-LA-1106678 in the form and substance attached hereto Exhibit 4A, and each of SA 3, SA 33 and SA 36 and the associated letter agreements that are referenced in SA 3, SA 33 and SA 36 and that are to be executed and delivered by Boeing and Customer at Closing pursuant to this 2012 Omnibus Restructure Agreement and in the form of the applicable Exhibits attached hereto.

(c) Aviall Agreement means that certain Settlement of Claim and Release Agreement between Customer and Aviall Services, Inc. (Aviall) in the form and substance attached hereto as Exhibit 11.

(d) Assumption and Approval Order means an order of the Court (i) approving and authorizing the assumption by Customer of the Existing Purchase Agreements (as amended by the applicable Amending Documents) and the assumption by Customer of the Boeing Related Agreements, (ii) approving and authorizing in all respects this 2012 Omnibus Restructure Agreement and all of the actions and transactions contemplated herein, including, without limitation, the approval and authorization of the entering into and the effectiveness of Purchase Agreement No. 03735, the 737 and 787 [*CTR] Letter Agreements, the Aviall Agreement, the BCCELC Agreement and each of the Amending Documents, each in accordance with the terms hereof and thereof, (iii) approving and authorizing in all respects the Jeppesen Assumption and Cure Agreement and all of the actions and transactions contemplated in such Agreement, including, without limitation, the assumption by Customer of the agreement(s) that are to be assumed pursuant to the terms of such Agreement (such agreement(s) to be assumed, the Assumed Affiliate Agreements), and (iv) issued by the Court under and pursuant to the appropriate provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure, including, without limitation 11 U.S.C. §§105, 363 and 365 and Federal Rules of Bankruptcy Procedure 9014 and 9019, and following such notice and opportunity for a hearing as provided by the rules of the Court and the Bankruptcy Code. The Parties acknowledge that the proposed form of the Assumption and Approval Order submitted to the Court by Customer in connection with a motion requesting such approvals and

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authorizations will be in a form determined reasonably satisfactory to both Parties. Any such determination on behalf of Boeing will only apply to such portions of the Assumption and Approval Order that relate to the approvals and authorizations required of the Court in regard to this 2012 Omnibus Restructure Agreement, and such determination will not be unreasonably withheld or delayed by Boeing.

(e) BCCELC Agreement means that certain Settlement of Claim and Release Agreement between Customer and BCC Equipment Leasing Corporation (BCCELC) in the form and substance attached hereto as Exhibit 12.

(f) Closing means the execution and delivery by Boeing and Customer of duplicate counterpart originals of each of the Closing Documents, and the completion of all other Closing Actions as defined in and set forth in Section 2(g), below.

(g) Closing Documents means the Amending Documents, Purchase Agreement No. 03735, the 737 and 787 [*CTR] Letter Agreements, the Jeppesen Assumption and Cure Agreement, the Aviall Agreement, the BCCELC Agreement and that [*CTR]

(h) Conditions Precedent means each of the conditions precedent set forth in Section 2 (a) below.

(i) [*CTR]

(j) Effective Date means the date and time the Closing is effected and completed as provided in Section 2 (g) below.

(k) Execution Date means the date of Boeing and Customer entering into this 2012 Omnibus Restructure Agreement as set forth on the first page hereof.

(l) Existing Purchase Agreements means Purchase Agreement No. 1977, Purchase Agreement No. 1980, Purchase Agreement No. 3219 and the AGTA.

(m) Final Approval Date means the first date upon which both of the following events have occurred: (i) the Assumption and Approval Order has been entered on the docket of the Court, and (ii) such Assumption and Approval Order is in full force and effect and is not, in any way, stayed as to its effectiveness, including by order of the Court or pursuant to Federal Rule of Bankruptcy Procedure 6004(h) or otherwise.

(n) Jeppesen Assumption and Cure Agreement means that Assumption and Cure Agreement (Jeppesen Sanderson, Inc.) between Customer and Jeppesen Sanderson, Inc, (Jeppesen) in the form and substance attached hereto as Exhibit 13.

(o) Knowledge means, with respect to a Party, [*CTR]

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(p) Reaffirmed Agreements has the meaning set forth in the Recitals to this 2012 Omnibus Restructure Agreement.

(q) Restructured Purchase Agreements means Purchase Agreement No. 1977, Purchase Agreement No. 1980 and Purchase Agreement No. 3219, as amended pursuant to the terms of this 2012 Omnibus Restructure Agreement.

(r) SA 3 means Supplemental Agreement No. 3 to Purchase Agreement No. 3219, in the form and substance attached hereto as Exhibit 1.

(s) SA 33 means Supplemental Agreement No. 33 to Purchase Agreement No. 1980, in the form and substance attached hereto as Exhibit 3.

(t) SA 36 means Supplemental Agreement No. 36 to Purchase Agreement No. 1977, in the form and substance attached hereto as Exhibit 2.

(u) 737 Operating Lease Commitment means (i) that certain Letter Agreement 5-1005 CMC-2377, dated July 19, 2011, between Boeing and Customer (including all the exhibits, annexes and schedules thereto), together with (ii) that certain Letter Agreement 5-1005 CMC-2386, dated November 7, 2011, between Boeing and Customer (including the annex thereto), which amended Letter Agreement 5-1005-CMC-2377.

All other capitalized terms used herein but not otherwise defined in this 2012 Omnibus Restructure Agreement shall have the same meaning assigned in the Existing Purchase Agreements, as applicable in connection with the context in which used.

2. Effectiveness and Conditions Precedent.

(a) The Closing and corresponding occurrence of the Effective Date shall be subject to the satisfaction of all of the following Conditions Precedent:

(i)	Customer has assumed, pursuant to section 365 of the Bankruptcy Code, each of the Existing Purchase Agreements as amended by this 2012 Omnibus Restructure Agreement and the Amending Documents, and each of the Boeing Related Agreements and Assumed Affiliate Agreements, and to the extent applicable, the Reaffirmed Agreements; provided that notwithstanding anything to the contrary set forth in this 2012 Omnibus Restructure Agreement, the Existing Purchase Agreements (each as amended by the Amending Documents), the Boeing Related Agreements, and the Assumed Affiliate Agreements shall only be deemed assumed pursuant to section 365 of the Bankruptcy Code upon Closing;

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(ii)	The Court shall have entered the Assumption and Approval Order and such order shall be in full force and effect and not subject to any stay at the time of Closing;

(iii)	[*CTR]

(iv)	[*CTR]

(v)	[*CTR]

(vi)	[*CTR]

(vii)	[*CTR]

(viii)	Customer and each of Jeppesen, BCCELC and Aviall, as applicable, have entered into the Jeppesen Assumption and Cure Agreement, the BCCELC Agreement and the Aviall Agreement, respectively.

(b) Satisfaction of the Conditions Precedent set forth in clauses (a) (iii), (iv) and (v) of this Section 2 may be waived in whole or in part by [*CTR]

(c) Satisfaction of the Conditions Precedent set forth in clause (a)(vi) and (a)(vii) of this Section 2 may be waived in whole or in part by [*CTR]

(d)	[*CTR]

(e)	[*CTR]

(f) If the Assumption and Approval Order entered by the Court imposes material conditions upon Boeing or Customer that are not in the proposed form of the Assumption and Approval Order as determined reasonably satisfactory by Boeing and Customer in accordance with the provisions of Section 1(d) of this 2012 Omnibus Restructure Agreement [*CTR]

(g) Provided that all Conditions Precedent have been satisfied or waived in writing at or prior thereto, a Closing shall be held [*CTR]

(i) Boeing and Customer shall execute and deliver to each other duplicate counterpart originals of each of the Closing Documents;

(ii) Each of Customer and Boeing and the applicable Affiliates of Boeing, respectively, will take such actions and execute and deliver to each other such documentation as reasonably required to effect the matters set forth in Section 7(b), Section 7(d),
Section 7(e)(i), (iii), (iv) and (v) and Section 7(f)(i), below;

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(iii) Customer will make the payments required under Section 7(e) (ii), below;

(iv) [*CTR]

(v) [*CTR]

(vi) Each of Customer and Boeing, respectively, will execute such additional documents and take such further actions as reasonably requested by the other and necessary to implement the provisions of this 2012 Omnibus Restructure Agreement in accordance with the terms hereof.

Upon completion of the Closing Actions, (i) the Existing Purchase Agreements as amended by this 2012 Omnibus Restructure Agreement and the Amending Documents, and each of the Boeing Related Agreements and Assumed Affiliate Agreements, and to the extent applicable the Reaffirmed Agreements, shall be deemed assumed pursuant to section 365 of the Bankruptcy Code, (ii) the Closing Documents, and all other matters that the terms and conditions of this 2012 Omnibus Restructure Agreement provide will be effective upon or take place upon or after the Effective Date, including, without limitation, the provisions of Section 7(g) and Section 7(h), shall be effective, binding and enforceable in accordance with their respective terms, and (iii) Closing shall be deemed effected and completed. [*CTR]

3. Amendments Relating to Restructured Purchase Agreements.

(a) Upon execution at Closing of SA 3 to Purchase Agreement No. 3219 and the associated letter agreements referenced therein, all in the form of Exhibit 1 hereto, the Purchase Agreement No. 3219 shall be amended and revised on the Effective Date, as follows:

(i) [*CTR]. To reflect [*CTR] Table 1(R1) to Purchase Agreement No. 3219 will be deleted and replaced by both Table 1 (R2) to Purchase Agreement No. 3219 entitled “787-923 Aircraft Delivery, Description, Price and Advance Payments” and Table 2 to Purchase Agreement No. 3219 entitled “787-8 Aircraft Delivery, Description, Price and Advance Payments, each in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend (Revised Table 1R2 and Table 2). All references to Table 1 and/or Table 1 (R1) in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to Revised Table 1(R2) and/or Table 2, as applicable.

(ii) Letter Agreement 6-1162-CL0-1032R1 entitled [*CTR] is terminated and no longer of any further force and effect.

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(iii) [*CTR] Letter Agreement 6-1162-TRW-0670 entitled “Miscellaneous Commitments for Model 787 Aircraft” of Purchase Agreement No. 3219 (Original Miscellaneous Commitments Letter), to be reflected in Letter Agreement
6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend (Revised Miscellaneous Commitments Letter), [*CTR] will be replaced in the Revised Miscellaneous Commitments Letter with the following:

[*CTR]

The Revised Miscellaneous Commitments Letter will supersede and replace in its entirety the Original Miscellaneous Commitments Letter. All references to Letter Agreement 6-1162-TRW-0670 in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to the Revised Miscellaneous Commitments Letter.

(iv) [*CTR]

Letter Agreement 6-1162-TRW-0674R2 entitled “Business Considerations” in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend (Revised Business Considerations Letter) will replace and supersede in its entirety both Letter Agreement 6-1162-TRW-0674 and Letter Agreement 6-1162-TRW-0674R1 to Purchase Agreement No. 3219. All references to Letter Agreement 6-1162-TRW-0674 or 6-1162-TRW-0674R1 in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to the Revised Business Considerations Letter.

(v) [*CTR] to be reflected in Letter Agreement 6-1162-CLO-1047R1, entitled [*CTR] in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend (Revised [*CTR] Letter), in which the following changes to Letter Agreement 6-1162-CLO-1047, entitled [*CTR] (Original [*CTR] Letter) will be made:

(1)	[*CTR]

(2)	[*CTR]

[*CTR]

(3)	[*CTR]

[*CTR]

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The Revised [*CTR] Letter will supersede and replace in its entirety the Original [*CTR] Letter. All references to Letter Agreement 6-1162-CLO-1047 in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to the Revised [*CTR] Letter.

(vi) Attachments A, B, and C to the 787 Purchase Rights/Substitution Letter, will be replaced and superseded in their entirety by Attachments A(R1), B(R1), and C(R1) each in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend. All references to Attachments A, B, and C to the 787 Purchase Rights/Substitution Letter in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to Attachments A(R1), B(R1) and C(R1).

(vii) Letter Agreements to Purchase Agreement No. 3219 6-1162-CLO-1031R1 entitled [*CTR] and 6-1162-TRW-0671 entitled [*CTR] will be replaced and superseded in their entirety by [*CTR] All references to Letter Agreements 6-1162-CLO-1031, 6-1162-CLO-1031R1 and 6-1162-TRW-0671 in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to the [*CTR]

(viii) Letter Agreement AAL-PA-3219-LA-08838 to Purchase Agreement No. 3219 entitled “[*CTR]” in the form and substance in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend will provide for [*CTR].

(ix) Letter Agreement 6-1162-TRW-0667R1 to Purchase Agreement No. 3219 entitled [*CTR] in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend ([*CTR] Letter) will supersede and replace in its entirety Letter Agreement 6-1162-TRW-0667. All references to Letter Agreement 6-1162-TRW-0667 in Purchase Agreement No. 3219 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 3219 shall be deemed to refer to the [*CTR] Letter.

(x) Letter Agreement AAL-PA-3219-LA-08836 to Purchase Agreement No. 3219 entitled [*CTR] in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend will provide for the [*CTR]

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(xi) [*CTR]

(xii) The “Table of Contents” to Purchase Agreement No. 3219 will be deleted in its entirety and a revised “Table of Contents,” in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 3” legend will be substituted in lieu thereof to reflect the revisions and amendments effected by SA 3.

(b) Upon execution at Closing of SA 36 to Purchase Agreement No. 1977 associated letter agreements referenced therein, all in the form of Exhibit 2, attached hereto Purchase Agreement No. 1977 shall be amended and revised on the Effective Date, as follows:

(i) Letter Agreement AAL-PA-1977-LA-1105272R1, entitled “Business Considerations 2” of Purchase Agreement No. 1977 (Original Business Considerations 2 Letter) will be revised to [*CTR], to be reflected in Letter Agreement AAL-PA-1977-LA-1105272R1 entitled “Business Considerations 2” in the form and substance incorporated into Exhibit 1 attached hereto and identified with a “SA 36” legend (Revised Business Considerations 2 Letter) which will reflect the above described change by deleting Articles 2a) and 2a)i) in the Original Business Considerations 2 Letter and replace the same in the Revised Business Considerations 2 Letter with the following new provisions:

“a) [*CTR]

i) [*CTR]

The Revised Business Considerations 2 Letter will supersede and replace in its entirety the Original Business Considerations 2 Letter and all references to Letter Agreement AAL-PA-1977-LA-1105272 in Purchase Agreement No. 1977 and any supplemental agreements and associated letter agreements to Purchase Agreement No. 1977 shall be deemed to refer to the Revised Business Considerations 2 Letter.

(ii) [*CTR]

[*CTR]

[*CTR]

Letter Agreement AAL-PA-1977-LA-08834 entitled “Business Considerations 3” (Business Considerations 3 Letter) in the form and substance incorporated into Exhibit 2 attached hereto and identified with a “SA 36” legend will reflect [*CTR]

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(iii) Letter Agreements AAL-PA-1977-LA-08835, AAL-PA-1977-LA-110665, and AAL-PA-1977-LA-1106666 to Purchase Agreement No. 1977 respectively entitled “[*CTR]” “[*CTR]”, and “[*CTR]” in the form and substance incorporated into Exhibit 2 attached hereto and identified with a “SA 36” legend will provide for [*CTR]

(iv) The “Table of Contents” to Purchase Agreement No. 1977 will be deleted in its entirety and a revised “Table of Contents,” in the form and substance incorporated into Exhibit 2 attached hereto and identified with a “SA 36” legend will be substituted in lieu thereof to reflect the revisions and amendments made by SA 36.

4. Intentionally Reserved.

5. Additional Agreement Relating to Existing Purchase Agreements.

(a) Upon execution at Closing of SA 36 and SA 33, Boeing will, as of the Effective Date and as further provided in Section 7 below, waive, discharge and release Customer [*CTR]

(b) Upon execution at Closing of SA 3, Boeing will, as of the Effective Date, [*CTR]

(c) At any time prior to the Closing, [*CTR]

(d) At any time prior to the Closing, [*CTR]

6. [*CTR] Delivery.

[*CTR]

7. Cure of Prepetition Claims and Release of Claims.

(a) Boeing, BCCELC, Jeppesen and Aviall have asserted the following claims (as defined in the Bankruptcy Code) (Bankruptcy Claims) in connection with the Pending Cases (collectively, the Boeing Filed Claims):

(i) Claim No. 6644 filed by Boeing in the amount of $2,282,513.15 for interest on late predelivery payments (Boeing Interest Claim).

(ii) Claim No. 8107 filed by Boeing in the amount of $2,231,250.00 in connection with financing commitment fees (Boeing Commitment Claim).

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(iii) Claim No. 9086 filed by BCCELC in the amount of $140,000.00 in connection with Designated Basic Rent Payments (as such term is defined in that certain Purchase Agreement (N921TW) between BCCELC and Customer, dated April 27, 2012, and that certain Purchase Agreement (N922TW) between BCCELC and Customer, dated April 27, 2012, such Purchase Agreements, collectively, the BCCELC Purchase Agreements) for aircraft with U.S. Registration Nos. N921TW and N922TW (BCCELC Claim).

(iv) Claim No. 7556 filed by Boeing in the aggregate amount of $20,515,911.06 (Boeing Spares Claim), of which $13,933,805.13 was asserted as a reclamation claim pursuant to 11 U.S.C. § 546(c) (Boeing Reclamation Claim), of which $6,582,105.93 also was asserted in Claim No. 528 as an administrative expense claim pursuant to 11 U.S.C. § 503(b)(9) (Boeing 503(b)(9) Claim). For avoidance of doubt, the amounts set forth in the Boeing Reclamation Claim and the Boeing 503(b)(9) Claim are not in addition to, but are included within, the aggregate amounts included in the Boeing Spares Claim.

(v) Claim No. 7756 filed by Jeppesen in the aggregate amount of $791,269.36 (Jeppesen Claim), of which $104,872.72 was asserted as a reclamation claim pursuant to 11 U.S.C. § 546(c) (Jeppesen Reclamation Claim), of which $47,760.42 also was asserted in Claim No. 67 as an administrative expense claim pursuant to 11 U.S.C. § 503(b)(9) (Jeppesen 503(b)(9) Claim). For avoidance of doubt, the amounts set forth in the Jeppesen Reclamation Claim and the Jeppesen 503(b)(9) Claim are not in addition to, but are included within, the aggregate amounts included in the Jeppesen Claim.

(vi) Claim Nos. 6857, 6858 and 6859 filed by Aviall in the aggregate amount of $5,224,157.67 (Aviall Claim), of which $1,906,715.80 was asserted as a reclamation claim pursuant to 11 U.S.C. § 546(c) (Aviall Reclamation Claim), and of which $2,565,169.48 also was asserted in Claim No. 45 as an administrative expense claim pursuant to 11 U.S.C. § 503(b)(9) (Aviall 503(b)(9) Claim). For avoidance of doubt, the amounts set forth in the Aviall Reclamation Claim and the Aviall 503(b)(9) Claim are not in addition to, but are included within, the aggregate amounts included in the Aviall Claim.

[*CTR]

(b) [*CTR]

(c) [*CTR] in the aggregate amount of $12,294,844.18 (Boeing Accrued Credit Amount). A schedule of the Boeing Accrued Credit Amount is set forth in Exhibit 14 attached hereto. [*CTR]

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(d) Boeing acknowledges and agrees Customer has paid to Boeing and Boeing has received from Customer the amount of [*CTR] to be applied and credited by Boeing to and against the Boeing Spares Claim (Customer Prior Payments). Accordingly, Boeing agrees that after application of the Customer Prior Payments the remaining balance of the Boeing Spares Claim is reduced to [*CTR] (Net Boeing Spares Claim). Boeing further acknowledges and agrees to a reduction in certain invoiced amounts included in the Boeing Spares Claim by the total amount of [*CTR] (Boeing Applicable Credit Amount), which is available for application to and on the Effective Date will be credited against the Net Boeing Spares Claim.

(e) Customer and Boeing, individually and on behalf of their respective Affiliates, agree that in full satisfaction of all Boeing Filed Claims (excluding only the Reserved Aircraft Lease and Debt Transaction Claims):

(i) On the Effective Date, the Boeing Accrued Credit Amount and the Boeing Applicable Credit Amount will be applied to and credited against the Net Boeing Spares Claim, such that the remaining balance of the Net Boeing Spares Claim shall be $6,434,169.60 (Boeing Spares Claim Remaining Balance);

(ii) On the Effective Date, Customer will pay (A) to Boeing an amount equal to the Boeing Spares Claim Remaining Balance; (B) to Aviall, in accordance with the Aviall Agreement, the Aviall Claim in the aggregate amount of $5,224,157.67, and (C) to Jeppesen, in accordance with the Jeppesen Assumption and Cure Agreement, the Jeppesen Claim in the aggregate amount of $791,269.35;

(iii) On the Effective Date, the Boeing Commitment Claim shall be modified to reduce such claim to the amount of $825,000 and to characterize such claim as a general unsecured pre-petition claim, and the Boeing Commitment Claim as so modified, (a) shall be allowed and shall not be subject to offset, defense or counterclaim and (b) shall be deemed to completely and irrevocably satisfy and discharge any and all obligation and liability of Customer for any unpaid commitment fees under that certain Letter Agreement 5-1005 CMC-2342R1 dated July 20, 2010, and that certain Letter Agreement 5-1005 CMC-2290R2 dated October 15, 2008, and the Court and Customer’s claims agent is authorized to adjust the Boeing Commitment Claim on the claims register to reflect such reduced allowed amount as an unsecured claim.

(iv) Upon the occurrence of the Effective Date, and in accordance with Section 5 of this 2012 Omnibus Restructure Agreement, Boeing (i) hereby completely and irrevocably waives, discharges and releases the Boeing Interest Claim, and (ii) agrees it shall not take any action whatsoever to recover, collect, or assert the Boeing Interest Claim against Customer or any of its Affiliates, and (iii) consents to the expungement of the Boeing Interest Claim by Customer’s claims agent; and

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BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(v) [*CTR], the BCCELC Claim shall be allowed in full as a general unsecured pre-petition claim, which shall not be subject to offset, defense or counterclaim.

(f) Boeing agrees that, upon the occurrence of the Effective Date and the payment by Customer of the amount due Boeing in Section 7(e)(ii), above:

(i) Boeing will, and will (as applicable) cause its Affiliates to, withdraw each of the Boeing Filed Claims, excluding only the Boeing Commitment Claim (as modified herein), the BCCELC Claim, and any Reserved Aircraft Lease and Debt Transaction Claims, and

(ii) Boeing shall not and shall cause its Affiliates to not take any action whatsoever to recover, collect, or assert any of the Boeing Filed Claims against Customer or any of its Affiliates, excluding only the Boeing Commitment Claim (as modified herein), the BCCELC Claim, and any Reserved Aircraft Lease and Debt Transaction Claims.

(g) Upon the occurrence of the Effective Date and subject to the provisions of this Section 7, including, without limitation,
Sections 7(i) and 7(j) below, Customer and each of the other Debtors in the Pending Cases (collectively, the Customer Release Parties) hereby completely and irrevocably releases, waives and discharges [*CTR]

(h) Upon the occurrence of the Effective Date and subject to the provisions of this Section 7, including without limitation
Sections 7(i) and 7(j) below, Boeing, for itself and on behalf of each of the other Boeing Release Parties, [*CTR]

(i) [*CTR]

(i) [*CTR]

(ii) [*CTR]

(iii) [*CTR]

(iv) [*CTR]

(v) [*CTR]

(j) For the avoidance of doubt, and notwithstanding anything to the contrary in this 2012 Omnibus Restructure Agreement (including this Section 7), nothing set forth herein shall constitute, or shall be construed as, a release, waiver or discharge, or a forbearance, diminution, limitation or other modification, of any right, power or remedy, or any claim (including, without limitation, any claim for reimbursement or indemnification), that

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 14

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing or Boeing Capital Corporation, Thayer Leasing Company—1, Boeing Capital Loan Corporation, BCC Equipment Leasing Corporation, or any agent or trustee acting on behalf of any of the foregoing (collectively, the Boeing MD80 and Debt Parties), has, had or may have, whether arising (or deemed to arise) before or after the Petition Date, and whether known or unknown, against Customer or any Affiliate of Customer, pursuant to or in connection with (i) the debt financing transactions described in Claim No. 12416 filed by Wilmington Trust Company as Security Trustee in connection with the financing transactions referenced therein (such claim, the Wilmington Claim, and all such debt financing transactions, collectively, the Debt Transactions), or (ii) the lease financing transactions described in Claim No. 9087 filed by Thayer Leasing Company-1 (such claim, the Thayer Claim), or the lease financing transactions relating to aircraft with U.S. Registration Nos. [*CTR] and [*CTR] (all such lease financing transactions described in this clause (ii), collectively, the MD80 Leases); or [*CTR]. The foregoing reserved claims, rights, powers or remedies under or in connection with the Debt Transactions and the MD80 Leases are collectively referred to as the Reserved Aircraft Lease and Debt Transaction Claims. [*CTR]

(k) Boeing and Customer hereby agree that the Reaffirmed Agreements (i) have not been terminated, and (ii) to the Knowledge of each of Boeing and Customer, are not subject to any right of termination thereunder due to any fact or circumstance occurring on or prior to the date hereof, and (iii) are as of the date hereof, and upon the occurrence of the Effective Date, shall be and remain, in full force and effect in accordance with their terms.

(l) Boeing, for itself and on behalf of its Affiliates, hereby confirms that in connection with the assumption by the Customer at Closing of the Existing Purchase Agreements as amended by this 2012 Omnibus Restructure Agreement and the Amending Documents, and each of the Boeing Related Agreements and Assumed Affiliate Agreements, and to the extent applicable, the Reaffirmed Agreements, in accordance with Section 365 of the Bankruptcy Code, as contemplated in this 2012 Omnibus Restructure Agreement, Customer has provided adequate assurance that Customer will continue to perform under the terms of each of such agreements.

8. Confidentiality and Disclosure.

(a) Boeing and Customer agree that all commercial and financial information set forth or referred to, in this 2012 Omnibus Restructure Agreement is confidential and proprietary. Accordingly, Boeing and Customer further agree that neither Boeing nor Customer shall disclose any of such information to any other person or entity, without the prior written consent of the other party hereto, provided that, Boeing and Customer may disclose such information to their respective professional advisors who have a need to know such information in connection with the Pending Cases and the transactions contemplated hereby, including without limitation, counsel and advisors retained by

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 15

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing or Customer in connection with the Pending Cases, negotiation of the amendments and agreements, and the performance of the obligations contemplated in this 2012 Omnibus Restructure Agreement and further, such information may be disclosed in accordance with the following terms of this Section 8 (a). Notwithstanding the foregoing, any information which is contained or referenced in the Existing Purchase Agreements (as such agreements currently exist and as may be amended upon the Effective Date), the [*CTR] or the Boeing Related Agreements, or upon their execution and delivery at Closing, any information which is contained or referenced in Purchase Agreement No. 03735 or the 737 and 787 [*CTR] Letter Agreements, will be governed by and may be disclosed in accordance with the terms of the Existing Purchase Agreements, the [*CTR], the Boeing Related Agreements, Purchase Agreement No. 03735 and the 737 and 787 [*CTR] Letter Agreements, as applicable, including, [*CTR]. In the event of any conflict between this Section 8(a) and the provisions of such Existing Purchase Agreements, the [*CTR] the Boeing Related Agreements, Purchase Agreement No. 03735, and associated letter agreements, and the 737 and 787 [*CTR] Letter Agreements, the terms and conditions of such Existing Purchase Agreements, the [*CTR], the Boeing Related Agreements, Purchase Agreement No. 03735 and associated letter agreements, and the 737 and 787 [*CTR] Letter Agreements will govern and control.

(b) Boeing and Customer acknowledge that (i) on January 27, 2012, the Court issued that certain “Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors” (the Stipulated Protective Order) (Docket No. 891), and (ii) Boeing and Customer may be asked to provide to the Official Committee of Unsecured Creditors, and its counsel and advisors (the Committee), appointed in the Pending Cases, this 2012 Omnibus Restructure Agreement or other information relating to this 2012 Omnibus Restructure Agreement or the matters contemplated herein, including without limitation all of the Existing Purchase Agreements, the [*CTR], the Boeing Related Agreements, Purchase Agreement No. 03735, and the 737 and 787 [*CTR] Letter Agreements (this 2012 Omnibus Restructure Agreement and all such information and agreements referred to herein as Confidential Information). Notwithstanding any provision of the Existing Purchase Agreements (including any associated letter agreement), the [*CTR], the Boeing Related Agreements, Purchase Agreement No. 03735 (including any associated letter agreement), the 737 and 787 [*CTR] Letter Agreements and this Section 8 to the contrary, Customer may provide such Confidential Information to the Committee solely in accordance with the following, unless otherwise agreed by Boeing. [*CTR]

(c) [*CTR]

(d) In accordance with paragraph 21 of the Stipulated Protective Order, Customer acknowledges and agrees that Boeing is an intended beneficiary of the Stipulated

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 16

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(e) Protective Order and that Boeing is entitled to seek to enforce the terms of the Stipulated Protective Order with respect to the Confidential Information.

(f) Boeing and Customer shall consult with respect to what Confidential Information shall be included in any pleadings filed with the Court, or in any material provided to the Committee, in connection with satisfying the conditions precedent set forth in Section 2, above.

9. Miscellaneous.

(a) No provision of this 2012 Omnibus Restructure Agreement may be amended, supplemented, waived, modified, discharged, terminated, or otherwise varied orally, but only by an instrument in writing that specifically identifies the provision of this 2012 Omnibus Restructure Agreement that it purports to amend, supplement, waive, modify, discharge, terminate, or otherwise vary and is signed by Boeing and Customer. Each such amendment, supplement, waiver, modification, discharge, termination, or variance shall be effective only in the specific instance and for the specific purpose for which it is given. No provision of this 2012 Omnibus Restructure Agreement shall be varied or contradicted by oral communication, course of dealing or performance, or other manner not set forth in an agreement, document, or instrument in writing and signed by Boeing and Customer.

(b) This 2012 Omnibus Restructure Agreement is not intended to provide, and shall not provide, any person not a party hereto with any rights of any nature whatsoever against any of the Parties hereto, and no person not a party hereto shall have any right, power, or privilege in respect of this 2012 Omnibus Restructure Agreement, or have any benefit or interest arising out of this 2012 Omnibus Restructure Agreement, except for such provisions hereof specifically and expressly intended to be for the benefit and interest of the Affiliates of either Party.

(c) This 2012 Omnibus Restructure Agreement and any amendments, waivers, consents, or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each fully-executed set of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

(d) The headings of the Sections and clauses of this 2012 Omnibus Restructure Agreement are inserted for convenience only and shall not affect the interpretation hereof.

(e) This 2012 Omnibus Restructure Agreement shall be binding upon, and shall inure to the benefit of and shall be enforceable by, the Parties hereto and their respective successors and assigns, in accordance with its terms and subject to the Conditions Precedent, as applicable; [*CTR]

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 17

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(f) Each of the Parties hereto agrees that the Court shall have exclusive jurisdiction over all matters arising out of or relating to this 2012 Omnibus Restructure Agreement; provided, however, if the Court does not have subject matter jurisdiction over any such matter or declines to hear any dispute in regard to such matter, then the foregoing exclusive jurisdiction shall no longer apply. This 2012 Omnibus Restructure Agreement shall be governed by United States bankruptcy law and to the extent that United States bankruptcy law does not supply a rule of decision, this 2012 Omnibus Restructure Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, including all matters of validity, performance and enforceability, but without regard to conflict of law principles that would lead to the application of the laws of a state or jurisdiction other than the State of Washington.

(g) This 2012 Omnibus Restructure Agreement and Exhibits on and as of the date hereof constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, between the Parties hereto with respect to such subject matter are superseded in their entireties, except to the extent expressly provided or incorporated herein; provided, however, notwithstanding the foregoing, nothing in this 2012 Omnibus Restructure Agreement shall be considered to supersede, amend, terminate or replace any of the Referenced Agreements except upon and after the occurrence of the Effective Date and then only to the extent expressly provided herein. If there are any discrepancies between, on the one hand, the Closing Documents or any other Exhibit hereto and, on the other hand, any provision of this 2012 Omnibus Restructure Agreement, the provisions of the Closing Documents and any such other Exhibit shall control and govern.

10. Expiration and Good Faith Negotiations.

(a) Except for Sections 8 and 9 herein which shall survive and remain in full force and effect in accordance with their terms, this 2012 Omnibus Restructure Agreement will expire and terminate [*CTR]

(b) In the event of the expiration and termination of this 2012 Omnibus Restructure Agreement, [*CTR]

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 18

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

IN WITNESS WHEREOF, Boeing and Customer have executed this 2012 Omnibus Restructure Agreement as of the Execution Date first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc

Its:	Attorney-In-Fact	Its:	V.P.

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 19

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SCHEDULE OF EXHIBITS

TO

2012 OMNIBUS RESTRUCTURE AGREEMENT

1	Form of Supplemental Agreement No.3 to Purchase Agreement No. 3219

2	Form of Supplemental Agreement No.36 to Purchase Agreement No. 1977

3	Form of Supplemental Agreement No. 33 to Purchase Agreement No. 1980

4	Schedule of Advance Payment Obligations Due

4A	Form of Letter Agreement AAL-LA-1106678

4B	[*CTR]

5	Form of Purchase Agreement No. 03735 Boeing Model 737 MAX

6	Boeing Related Agreements

7	Reaffirmed Agreements

8	Form of 737 [*CTR] Letter Agreement

9	Form of 787 [*CTR] Letter Agreement

10	[*CTR]

11	Form of Aviall Agreement

12	Form of BCCELC Agreement

13	Form of Jeppesen Assumption and Cure Agreement

14	Summary of Boeing Accrued Credit Amount

15	Schedule of Boeing Affiliates (Section 7(j))

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit 1

See Supplemental Agreement No. 3 to Purchase Agreement No. 3219 by and between American Airlines, Inc., and The Boeing Company dated as of February 1, 2013 filed in fully executed form as Exhibit 10.2 of this same quarterly filing.

Exhibit 2

Supplemental Agreement No. 36 to Purchase Agreement No. 1977 by and between American Airlines, Inc., and the Boeing Company dated as of February 1, 2013 filed in fully executed form as Exhibit 10.3 of this same quarterly filing.

Exhibit 3

Supplemental Agreement No. 33 to Purchase Agreement No. 1980 by and between American Airlines, Inc., and The Boeing Company dated as of February 1, 2013 filed in fully executed form as Exhibit 10.4 of this same quarterly filing.

Exhibit 4 To The 2012 Omnibus Restructure Agreement

Deferred Advance Payment Obligations for Purchase Agreement No. 1977, Purchase Agreement

No. 1980 and Purchase Agreement No. 3219

for the Period November 1, 2012 through December 31, 2013

Prior to Effective Date

[*CTR]	Purchase Agreement No. 1977 [*CTR]	Purchase Agreement No. 1980 [*CTR]	Purchase Agreement No. 3219 [*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Note: [*CTR]

Exhibit 4 to 2012 Omnibus Restructure Agreement Deferred Advance Payment Schedule

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-LA-1106678

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Assignment Matters

References:	1)	Purchase Agreement No. 1977, dated as of October 31, 1997, including all exhibit thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and American, as buyer, relating to, among other things, the sale by Boeing and the purchase by American of certain Boeing Model 737-823 Aircraft (Purchase Agreement No. 1977);

	2)	Purchase Agreement No. 1980, dated as of October 31, 1997, including all exhibit thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and American, as buyer, relating to, among other things, the sale by Boeing and the purchase by American of certain Boeing Model 777 Aircraft (Purchase Agreement No. 1980);

	3)	Purchase Agreement No. 3219, dated as of October 15, 2008, including all exhibit thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and American, as buyer, relating to, among other things, the sale by Boeing and the purchase by American of certain Boeing Model 787 Aircraft (Purchase Agreement No. 3219)

AAL- LA-1106678
Assignment Matters	LA Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(Purchase Agreement No. 1977, Purchase Agreement No. 1980, and Purchase Agreement No. 3219, collectively Purchase Agreements);

This letter agreement (Letter Agreement) amends and supplements each of the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in each of the applicable Purchase Agreements.

1.	[*CTR]

[*CTR]

(a)	[*CTR]

(b)	[*CTR]

(c)	[*CTR]

(d)	[*CTR]

(e)	[*CTR]

(f)	[*CTR]

(g)	[*CTR]

[*CTR]

[*CTR]

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL- LA-1106678
Assignment Matters	LA Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By:
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

AMERICAN AIRLINES, INC.

By:

Its:

AAL- LA-1106678
Assignment Matters	LA Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

EXHIBIT 4B

To

2012 Omnibus Restructure Agreement

(Form of [*CTR])

[*], 20[*]

American Airlines, Inc.

P.O. Box 619616

MD 5320

Dallas/Fort Worth Airport, TX 75261-9616

Attention: Beverly K. Goulet, Vice President and Treasurer

Ladies and Gentlemen:

We refer to (a) that certain 2012 Omnibus Restructure Agreement, dated [*], 20[*] (the “Omnibus Agreement”), between The Boeing Company (“Boeing”) and American Airlines, Inc. (“American”), and [*CTR]

The parties hereby agree as follows:

1. [*CTR]

2. [*CTR]

(b) [*CTR]

(c) [*CTR]

[*CTR]

[Intentionally left blank. Signature page follows.]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]>

Best regards,

THE BOEING COMPANY

By
The Boeing Company
Vice President Finance and Treasurer

AGREED AND ACCEPTED:

AMERICAN AIRLINES, INC.

By
Name:
Title:

Date:

SIGNATURE PAGE

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit 5

Purchase Agreement No. 03735 by and between American Airlines, Inc., and The Boeing Company dated as of February 1, 2013 filed in fully executed form as Exhibit 10.7 of this same quarterly filing.

EXHIBIT 6

BOEING RELATED AGREEMENTS

1.	Customer Services General Terms Agreement No. 23-1, dated April 29, 1999, between The Boeing Company and American Airlines, Inc., as modified from time to time, including, without limitation, Supplemental Agreement No. SA-eE dated December 21, 2007, Letter Agreement 6-1181-OC-00622 (as Revised December 19, 2007) and Supplemental Agreement No. SAeE dated February 24, 2012.

2.	[*CTR]

3.	[*CTR]

4.	[*CTR]

5.	[*CTR]

6.	Letter Agreement AAL-PA-1977-LA-1105601, regarding 737RE aircraft, dated July 19, 2011, between Boeing and Customer, as may be superseded by execution of Purchase Agreement No. 03735 at Closing.

7.	[*CTR]

8.	[*CTR]

[*CTR]

9.	[*CTR]

10.	[*CTR]

11.	[*CTR]

12.	[*CTR]

13.	[*CTR]

14.	[*CTR]

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL, Exhibit 6, Boeing Related Agreements	Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 7

Reaffirmed Agreements

1.	[*CTR]

2.	Letter Agreement 5-1005-CMC-2377 dated July 19, 2011 as amended by letter agreement 5-1005-CMC-2386 dated November 7, 2011, each between Boeing and Customer regarding an Operating Lease Facility for Boeing model 737 aircraft.

3.	Purchase Agreement No. 1440, dated as of July 21, 1988, including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and Customer, as buyer, relating to, among other things, the sale by Boeing and the purchase by Customer of certain Boeing Model 757-223 Aircraft.

4.	Purchase Agreement No. 1978, dated as of October 31, 1997, including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and Customer, as buyer, relating to, among other things, the sale by Boeing and the purchase by Customer of certain Boeing Model 757 Aircraft.

5.	Purchase Agreement No. 1979, dated as of October 31, 1997, including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and Customer, as buyer, relating to, among other things, the sale by Boeing and the purchase by Customer of certain Boeing Model 767 Aircraft.

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Purchase Agreement between McDonnell Douglas Corporation (predecessor in interest to Boeing) and Customer, DAC 84-2-D dated February 29, 1984, including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time), between Boeing, as manufacturer and seller, and Customer, as buyer, relating to, among other things, the sale by Boeing and the purchase by Customer of certain McDonnell Douglas Model MD82 and related model aircraft.

7.	Purchase Agreements between McDonnell Douglas Corporation (predecessor in interest to Boeing), as Manufacturer, and Trans World Airlines, Inc., as Buyer, solely to the extent assigned to Customer prior to the Petition Date, providing, among other things, for the manufacture and sale by Seller to Buyer of certain McDonnell Douglas Model MD83 and related model aircraft, including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such purchase agreement, (as the same has been amended, supplemented and modified to the date hereof, and as the same may hereafter be amended, supplemented and modified from time to time).

8.	[*CTR]

9.	Purchase Agreement (N921TW) dated as of April 27, 2012, between BCC Equipment Leasing Corporation, a Delaware corporation, as Seller, and Customer, as Buyer, relating to one McDonnell Douglas model DC-9-82 (MD-82), in accordance with the terms of that certain BCCELC Agreement (as defined in the 2012 Omnibus Restructure Agreement).

10.	Purchase Agreement (N922TW) dated as of April 27, 2012, between BCC Equipment Leasing Corporation, a Delaware corporation, das Seller, and Customer, as Buyer, relating to one McDonnell Douglas model DC-9-82 (MD-82), in accordance with the terms of that certain BCCELC Agreement (as defined in the 2012 Omnibus Restructure Agreement).

P.A. No. 1977, 1980, 3219, 03735	2012 Omnibus Restructuring Agreement
AAL	Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

EXHIBIT 8

To

2012 Omnibus Restructure Agreement

(Form of 737 [*CTR] Letter)

February 1, 2013

5-1005-CMC-2342R2

VIA EMAIL

Ms. Beverly Goulet

Vice President

Corporate Development, Treasury & Chief Restructuring Officer

Ms. Patricia Delgadillo

Managing Director – Treasury

Mr. Peter Warlick

Managing Director – Fleet Development and Execution

Mr. Jay W. Hancock

Managing Director

Fleet Transactions

American Airlines, Inc.

P.O. Box 619616

MD 5320

Dallas/Fort Worth Airport, TX 75261-9616

Dear Bev, Patricia, Peter and Jay:

The Boeing Company (“Boeing” or the “Manufacturer”) is pleased to present the following [*CTR] financing commitment (the “Facility”) to AMERICAN AIRLINES, Inc. (“American” or “Borrower”) based on the terms and conditions of this letter agreement (this “Commitment Letter”).

Following is a summary of principal terms and conditions of the loans to be extended under this Facility:

Lender:	Boeing or any of its U.S. affiliates (“Lender”), subject to the provisions set forth opposite the caption “Assignment of Loan Obligation”.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2342R2
Mr. Jay W. Hancock	Page 2 of 15
American Airlines, Inc.

Borrower:	AMERICAN AIRLINES, INC.

Facility Amount:	[*CTR]

Expiration Date:	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2342R2
Mr. Jay W. Hancock	Page 3 of 15
American Airlines, Inc.

Confidentiality and Disclosure:

(a) Boeing and American agree that all commercial and financial information set forth or referred to in this Commitment Letter is confidential and proprietary. Accordingly, Boeing and American further agree that neither Boeing nor American shall disclose any of such information to any other person or entity [*CTR], without the prior written consent of the other party hereto, [*CTR]

(b) Boeing and American acknowledge that (i) on January 27, 2012, the Bankruptcy Court issued that certain “Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors” (the “Stipulated Protective Order”) (Docket No. 891), and (ii) Boeing and American may be asked to provide to the Official Committee of Unsecured Creditors (the “Committee”), appointed in the Pending Cases, this Commitment Letter or other information relating to this Commitment Letter or the matters contemplated herein (all such information and agreements referred to herein as Confidential Information). Notwithstanding any provision of this Commitment Letter to the contrary, American may provide such Confidential Information to the Committee solely in accordance with the following, unless otherwise agreed by Boeing. [*CTR]

(c) [*CTR]

(d) In accordance with paragraph 21 of the Stipulated Protective Order, American hereby acknowledges and agrees that Boeing is an intended beneficiary of the Stipulated Protective Order and that Boeing is entitled to seek to enforce the terms of the Stipulated Protective Order with respect to the Confidential Information.

(e) Boeing and American shall consult with respect to what Confidential Information shall be included in any pleadings filed with the Court, or in any material provided to the Committee and/or the Committee’s attorneys and advisors, in connection with satisfying the conditions precedent set forth above.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2342R21
Mr. Jay Hancock	Signature Page
American Airlines, Inc.

The foregoing is a summary of principal terms and conditions of each Loan to be advanced by Lender, is not complete and is qualified in its entirety by reference to the Agreed Documentation. To the extent there is any inconsistency between this Commitment Letter and the terms and conditions set forth in the Agreed Documentation, the terms and conditions of the Agreed Documentation will control [*CTR]

NOTE: [*CTR]

If the terms and conditions of this Commitment Letter meet with your approval, please indicate your acceptance by signing two copies of this letter in the space provided below and returning one signed copy to the undersigned, whereupon this Commitment Letter shall become a binding agreement between Boeing and American. [*CTR]

Best regards,

THE BOEING COMPANY

The Boeing Company

Vice President Finance and Treasurer

AGREED AND ACCEPTED:

AMERICAN AIRLINES, INC.

By:

Its:

Date:

Schedule A

[*CTR]

[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule B

[*CTR]

[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ANNEX A

[*CTR]

[*CTR]

85685132.4

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PAGE ii

ANNEX B

[*CTR]

[*CTR]

85686940.2

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Annex C

[*CTR]

[*CTR]—ANNEX C

85685955.4

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

EXHIBIT 9

To

2012 Omnibus Restructure Letter

(Form of 787 [*CTR] Letter)

5-1005-CMC-2290 R3

February 1, 2013

Ms. Beverly Goulet

Vice President —Corporate Development, Treasurer & Chief Restructuring Officer

Ms. Patricia Delgadillo

Managing Director—Treasury

Mr. Peter Warlick

Managing Director – Fleet Development and Execution

Mr. Jay W. Hancock

Managing Director, Fleet Transactions

American Airlines, Inc.

P.O. Box 619616

MD 5320

Dallas/Fort Worth Airport, TX 75261-9616

Dear Bev, Patricia, Peter and Jay:

The Boeing Company (“Boeing” or “the Manufacturer”) is pleased to present the following [*CTR] financing commitment (the “Facility”) to AMERICAN AIRLINES, Inc. (“American” or “Borrower”) based on the terms and conditions of this letter agreement (this “Commitment Letter”). [*CTR]

Lender:	Boeing or any of its U.S. affiliates (“Lender”).

Borrower:	AMERICAN AIRLINES, INC.

Facility Amount:	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2290R3
Mr. Jay W. Hancock	Page 2 of 12
American Airlines, Inc.

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

(a) Confidentiality and Disclosure: Boeing and American agree that all commercial and financial information set forth or referred to in this Commitment Letter is confidential and proprietary. Accordingly, Boeing and American further agree that neither Boeing nor American shall disclose any of such information to any other person or entity, without the prior written consent of the other party hereto, [*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2290R3
Mr. Jay W. Hancock	Page 3 of 12
American Airlines, Inc.

(b) Boeing and American acknowledge that (i) on January 27, 2012, the Bankruptcy Court issued that certain “Stipulated Protective Order Pursuant to Sections 105(a) and 107(b) of the Bankruptcy Code and Bankruptcy Rule 9018 Establishing Procedures for the Protection of Confidential Information Provided by the Debtors to the Official Committee of Unsecured Creditors” (the “Stipulated Protective Order”) (Docket No. 891), and (ii) Boeing and American may be asked to provide to the Official Committee of Unsecured Creditors (the “Committee”), appointed in the Pending Cases, this Commitment Letter or other information relating to this Commitment Letter or the matters contemplated herein (all such information and agreements referred to herein as Confidential Information). Notwithstanding any provision of this Commitment Letter to the contrary, American may provide such Confidential Information to the Committee solely in accordance with the following, unless otherwise agreed by Boeing. [*CTR]

(c) [*CTR]

(d) In accordance with paragraph 21 of the Stipulated Protective Order, American hereby acknowledges and agrees that Boeing is an intended beneficiary of the Stipulated Protective Order and that Boeing is entitled to seek to enforce the terms of the Stipulated Protective Order with respect to the Confidential Information.

(e) Boeing and American shall consult with respect to what Confidential Information shall be included in any pleadings filed with the Court, or in any material provided to the Committee and/or the Committee’s attorneys and advisors, in connection with satisfying the conditions precedent set forth above.

The foregoing is a summary of principal terms and conditions of each Loan to be advanced by Lender, is not complete and is qualified in its entirety by reference to the Agreed Documentation. To the extent there is any inconsistency between this Commitment Letter and the terms and conditions set forth in the Agreed Documentation, the terms and conditions of the Agreed Documentation will control [*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Ms. Beverly Goulet
Ms. Patricia Delgadillo
Mr. Peter Warlick	5-1005-CMC-2290R3
Mr. Jay W. Hancock	Signature Page
American Airlines, Inc.

NOTE: [*CTR]

If the terms and conditions of this Commitment Letter meet with your approval, please indicate your acceptance by signing two copies of this letter in the space provided below and returning one signed copy to the undersigned, whereupon this Commitment Letter shall become a binding agreement between Boeing and American. [*CTR]

Best regards,

THE BOEING COMPANY

The Boeing Company
Vice President Finance and Treasurer

AGREED AND ACCEPTED:

AMERICAN AIRLINES, INC.

By:

Its:

Date:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A

[*CTR]

[*CTR]

[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]]

[*CTR]	[	*CTR]	[	*CTR]	[	*CTR]	[	*CTR]	[	*CTR]
[*CTR]	[	*CTR]	[	*CTR]	[	*CTR]	[	*CTR]	[	*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A continued

Schedule B

[*CTR]

[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]

[*CTR], dated as of [*], 2013 (“Amendment No. 3”), is between AMERICAN AIRLINES, INC., a company incorporated under the laws of Delaware (“American”), and THE BOEING COMPANY, a company incorporated under the laws of Delaware (“Boeing”), acting for itself and on behalf of all of the Affiliates of Boeing.

WITNESSETH:

WHEREAS, [*CTR]

WHEREAS, [*CTR]

WHEREAS, [*CTR]

NOW, THEREFORE, [*CTR]

SECTION 1 [*CTR]

1.1 [*CTR]

[*CTR]

1.2 [*CTR]

(a) [*CTR]

(i) [*CTR]

(ii) [*CTR]

(iii) [*CTR]

(iv) [*CTR]

(v) [*CTR]

(vi) [*CTR]

(b) [*CTR]

SECTION 2 [*CTR]

2.1 [*CTR]

[*CTR]

2.2 [*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CTR]

2.3 [*CTR]

“13.10 [*CTR]

[*CTR]

2.4 [*CTR]

(a) [*CTR]

(b) [*CTR]

[*CTR]

(c) [*CTR]

[*CTR]

(d) [*CTR]

[*CTR]

(e) [*CTR]

2.5 [*CTR]

SECTION 3 [*CTR]

[*CTR]

[This space intentionally left blank]

2

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

AMERICAN AIRLINES, INC., as [*CTR]:

By:

Title:

THE BOEING COMPANY, as [*CTR], for itself and on behalf of all of its Affiliates

By:

Title:

SIGNATURE PAGE

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A

[*CTR]

[*CTR]]

[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Exhibit A

[*CTR]]

[*CTR]

[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

2	EXHIBIT A, Page 2 of 2

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 11

To

2012 Omnibus Restructure Agreement

FORM OF AVIALL AGREEMENT

Settlement of Claim and Release Agreement

(Aviall)

This Settlement of Claim and Release Agreement (Settlement and Release Agreement) is entered into as of             , 2013, by and between Aviall Services, Inc. (Aviall) and American Airlines, Inc., a (American, and together with Aviall, individually, a Party, and collectively, the Parties);

WHEREAS, American is a debtor in possession under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the cases styled “In re AMR Corporation, et al.” filed on November 29, 2011 (Petition Date) and pending in the United States Bankruptcy Court for the Southern District of New York (the “Court”), case no. 11-15643 (SHL) (Jointly Administered) (the “Pending Cases”);

WHEREAS, Aviall has asserted the following claims (as defined in the Bankruptcy Code) (Bankruptcy Claims) in connection with the Pending Cases: Claim Nos. 6857, 6858 and 6859 filed by Aviall in the aggregate amount of $5,224,157.67 (Aviall Claim), of which $1,906,715.80 was asserted as a reclamation claim pursuant to 11 U.S.C. § 546(c) (Aviall Reclamation Claim), and of which $2,565,169.48 also was asserted in Claim No. 45 as an administrative expense claim pursuant to 11 U.S.C. § 503(b)(9) (Aviall 503(b)(9) Claim);

WHEREAS, American and The Boeing Company (Boeing) have entered into that certain 2012 Omnibus Restructure Agreement dated November [     ], 2013 (2012 Omnibus Restructure Agreement), pursuant to which American and Boeing, among other things, have agreed to resolve certain claims of Boeing and its Affiliates (as such term is defined in the 2012 Omnibus Restructure Agreement);

WHEREAS, [*CTR]

WHEREAS, Aviall is an Affiliate of Boeing and American and Aviall desire to resolve certain claims of Aviall that have been asserted or may be asserted in the Pending Cases, and to agree upon mutual releases of claims between American and its Affiliates and Aviall;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, American and Aviall agree as follows:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Settlement and Release

Agreement

1.	[*CTR], the rights and obligations of the Parties under this Settlement and Release Agreement are subject to and shall become automatically effective only upon the satisfaction of all of the following conditions precedent (the time of such satisfaction, hereafter, the Aviall Effective Date):

a.	The Court shall have issued an order, the proposed form of such order to be in form and substance reasonably satisfactory to each of American and Boeing (acting on behalf of Aviall), approving and authorizing in all respects the entering into and the effectiveness of this Settlement and Release Agreement, and such order shall be in full force and effect and shall not, in any way, be stayed as to its effectiveness, including by order of the Court or pursuant to Federal Rule of Bankruptcy Procedure 6004(h) or otherwise.

b.	Closing shall have been completed and the Effective Date shall have occurred in accordance with the term and conditions of and as each of such terms are defined in the 2012 Omnibus Restructure Agreement.

c.	American shall have paid to Aviall the Aviall Claim in the aggregate amount of $5,224,157.67.

2.	[*CTR]

3.	Upon the occurrence of the Aviall Effective Date, Aviall (a) shall withdraw the Aviall Claim with prejudice, and (b) agrees it shall not take any action whatsoever to recover, collect, or assert the Aviall Claim against American or any of its Affiliates, and (c) consents to the expungement of the Aviall Claim from the claims register in the Pending Cases by American’s claims agent. For avoidance of doubt, the amounts set forth in the Aviall Reclamation Claim and the Aviall 503(b)(9) Claim are not in addition to, but are included within the aggregate amounts included in the Aviall Claim.

4.	[*CTR]

5.	[*CTR]

6.	[*CTR]

7.	[*CTR]

8.	[*CTR]

9.	Notwithstanding anything to the contrary set forth in this Settlement and Release Agreement, nothing herein shall be deemed or construed to, amend, alter, waive, limit, release, discharge or otherwise change any condition, obligation, or requirement of American or Aviall set forth in this Settlement and Release Agreement in respect of the following:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Settlement and Release

Agreement

a.	[*CTR]
b.	[*CTR]
c.	[*CTR]

10.	The Confidentiality and Disclosure provisions contained in Section 8 of the 2012 Omnibus Restructure Agreement shall apply to this Settlement and Release Agreement as if such provisions were fully incorporated herein, and Aviall agrees to be bound thereby as if named a party therein; provided that any consent, agreement or consultation that would be required of or with Aviall in accordance with such provisions shall be deemed given by or to have occurred with Aviall if such consent or agreement is provided by Boeing, on behalf of Aviall, and American shall be entitled to rely upon any such consent, agreement or consultation to the same extent as if given by or undertaken with Aviall.

11.	This Settlement and Release Agreement may be executed in one or more counterparts, all of which counterparts shall be treated as the same binding agreement in accordance with the terms provided herein. Facsimile transmission of an executed counterpart is considered due delivery of that counterpart.

12.	Each of the parties hereto agrees that the Court shall have exclusive jurisdiction over all matters arising out of or relating to this Settlement and Release Agreement; provided, however, if the Court does not have subject matter jurisdiction over any such matter or declines to hear any dispute in regard to such matter, then the foregoing exclusive jurisdiction shall no longer apply. This Settlement and Release Agreement shall be governed by United States bankruptcy law and to the extent that United States bankruptcy law does not supply a rule of decision, this Settlement and Release Agreement [*CTR]

13.	This Settlement and Release Agreement on and as of the date hereof constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are superseded in their entireties; provided, that if there are any discrepancies between, on the one hand, this Settlement and Release Agreement and, on the other hand, any provision of the 2012 Omnibus Restructure Agreement, the provisions of the 2012 Omnibus Restructure Agreement shall control and govern.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Settlement and Release

Agreement

IN WITNESS WHEREOF, American and Aviall have caused this Settlement and Release Agreement to be signed in duplicate by their duly authorized officers and representatives as of the date written below.

AMERICAN AIRLINES, INC.	AVIALL SERVICES, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 12

To

2012 Omnibus Restructure Agreement

Form of BCCELC Agreement

Settlement of Claim and Release Agreement

(BCCELC)

This Settlement of Claim and Release Agreement (Settlement and Release Agreement) is entered into as of             , 2013, by and between BCC Equipment Leasing Corporation (BCCELC) and American Airlines, Inc., a (American, and together with BCCELC, individually, a Party, and collectively, the Parties);

WHEREAS, American is a debtor in possession under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the cases styled “In re AMR Corporation, et al.” pending in the United States Bankruptcy Court for the Southern District of New York (the “Court”), case no. 11-15643 (SHL) (Jointly Administered) (the “Pending Cases”);

WHEREAS, BCCELC and American have agreed that BCCELC shall have the following claim (as defined in the Bankruptcy Code) in connection with the Pending Cases: Claim No. 9086 filed by BCCELC in the amount of $140,000.00 in connection with Designated Basic Rent Payments (as such term is defined in that certain Purchase Agreement (N921TW) between BCCELC and Customer, dated April 27, 2012, and that certain Purchase Agreement (N922TW) between BCCELC and Customer, dated April 27, 2012, hereafter referred to as the MD80 Purchase Agreements) for aircraft with U.S. Registration Nos. N921TW and N922TW (BCCELC Claim);

WHEREAS, American and The Boeing Company (Boeing) have entered into that certain 2012 Omnibus Restructure Agreement, pursuant to which American and Boeing, among other things, have agreed to resolve certain claims of Boeing and its Affiliates (as such term is defined in the 2012 Omnibus Restructure Agreement);

WHEREAS, [*CTR]

WHEREAS, BCCELC is an Affiliate of Boeing, and American and BCCELC desire to agree upon mutual releases of claims;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, American and BCCELC agree as follows:

1.	[*CTR], the rights and obligations of the Parties under this Settlement and Release Agreement are subject to and shall become automatically effective only upon the satisfaction of all of the following conditions precedent (the time of such satisfaction, hereafter, the BCCELC Effective Date):

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Settlement and Release

Agreement

a.	The Court shall have issued an order, the proposed form of such order to be in form and substance reasonably satisfactory to each of American and Boeing (acting on behalf of BCCELC), approving and authorizing in all respects the entering into and the effectiveness of this Settlement and Release Agreement, and such order shall be in full force and effect and shall not, in any way, be stayed as to its effectiveness, including by order of the Court or pursuant to Federal Rule of Bankruptcy Procedure 6004(h) or otherwise.

2.	BCCELC agrees, for the avoidance of doubt, that upon the BCCELC Effective Date, the BCCELC Claim shall not be deemed Obligations (as defined in [*CTR]) or form the basis for any claim that (i) [*CTR] ](ii) a default has occurred under the MD80 Purchase Agreements, and none of the Debtors shall have any obligation or liability [*CTR] (whether directly or indirectly) with respect to the BCCELC Claim.

3.	As full and complete satisfaction of all obligations and liability of Customer in regard to any Basic Rent or Designated Rent Payments that may be due by American under the MD80 Purchase Agreements, and specifically in satisfaction of the provisions of Section 1.3(a) of each MD80 Purchase Agreement, the BCCELC Claim shall be allowed in full as a general unsecured pre-petition claim, which shall not be subject to offset, defense or counterclaim.

4.	Nothing in this Settlement and Release Agreement shall be deemed to amend or terminate any provision of the MD80 Purchase Agreements, which remain in effect in accordance with their respective terms. Entry into this Settlement and Release Agreement shall not affect any rights of American or BCCELC under the Bankruptcy Code, except as specifically provided herein upon the occurrence of the BCCELC Effective Date, provided that, nothing set forth herein shall constitute, or shall be construed as, a release, waiver or discharge, or a forbearance, diminution, limitation or other modification, of the rights, releases, waivers and discharges of Boeing and its Affiliates and American and the other debtors in the Pending Cases set forth in Section 7(g) and (h) of the 2012 Omnibus Restructure Agreement.

5.	The Confidentiality and Disclosure provisions contained in Section 8 of the 2012 Omnibus Restructure Agreement shall apply to this Settlement and Release Agreement as if such provisions were fully incorporated herein, and BCCELC agrees to be bound thereby as if named a party therein; provided that any consent, agreement or consultation that would be required of or with BCCELC in accordance with such provisions shall be deemed given by or to have occurred with BCCELC if such consent or agreement is provided by Boeing, and American shall be entitled to rely upon any such consent, agreement or consultation to the same extent as if given by or undertaken with BCCELC.

6.	This Settlement and Release Agreement may be executed in one or more counterparts, all of which counterparts shall be treated as the same binding agreement in accordance with the terms provided herein. Facsimile transmission of an executed counterpart is considered due delivery of that counterpart.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Settlement and Release

Agreement

7.	Each of the parties hereto agrees that the Court shall have exclusive jurisdiction over all matters arising out of or relating to this Settlement and Release Agreement; provided, however, if the Court does not have subject matter jurisdiction over any such matter or declines to hear any dispute in regard to such matter, then the foregoing exclusive jurisdiction shall no longer apply. This Settlement and Release Agreement shall be governed by United States bankruptcy law and to the extent that United States bankruptcy law does not supply a rule of decision, [*CTR]

8.	This Settlement and Release Agreement on and as of the date hereof constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are superseded in their entireties; provided, that if there are any discrepancies between, on the one hand, this Settlement and Release Agreement and, on the other hand, any provision of the 2012 Omnibus Restructure Agreement, the provisions of the 2012 Omnibus Restructure Agreement shall control and govern.

IN WITNESS WHEREOF, American and BCCELC have caused this Settlement and Release Agreement to be signed in duplicate by their duly authorized officers and representatives as of the date written below.

AMERICAN AIRLINES, INC.	BCC EQUIPMENT LEASING CORPORATION

By:	By:

Printed Name:	Printed Name:

Title:	Title:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 13

To

2012 Omnibus Restructure Agreement

FORM OF JEPPESEN ASSUMPTION AND CURE AGREEMENT

Settlement of Claim and Release Agreement

(Jeppesen)

This Assumption and Cure Agreement (Assumption and Cure Agreement) is entered into as of             , 2013, by and between Jeppesen Sanderson, Inc. (Jeppesen) and American Airlines, Inc., (American, and together with Jeppesen, individually, a Party, and collectively, the Parties);

WHEREAS, American and its affiliate, American Eagle Airlines, Inc. (Debtors) are debtors in possession under Chapter 11 of Title 11 of the United States Code (Bankruptcy Code) in the cases styled “In re AMR Corporation, et al.” filed on November 29, 2011 (Petition Date) and pending in the United States Bankruptcy Court for the Southern District of New York (Court), case no. 11-15643 (SHL) (Jointly Administered) (Pending Cases);

WHEREAS, Debtors and Jeppesen are parties to commercial agreements in support of Debtor’s operation and maintenance of aircraft as set forth in Attachment A (the Existing Agreements);

WHEREAS, Jeppesen has asserted the following claims (as defined in the Bankruptcy Code) (Bankruptcy Claims) in connection with the Pending Cases: Claim No. 7756 filed by Jeppesen in the aggregate amount of $791,269.36 (Jeppesen Claim), of which $104,872.72 was asserted as a reclamation claim pursuant to 11 U.S.C. § 546(c) (Jeppesen Reclamation Claim), and of which $47,760.42 also was asserted in Claim No. 67 as an administrative expense claim pursuant to 11 U.S.C. § 503(b)(9) (Jeppesen 503(b)(9) Claim);

WHEREAS, American and The Boeing Company (Boeing) have entered into that certain 2012 Omnibus Restructure Agreement dated             [     ], 2013 (2012 Omnibus Restructure Agreement), pursuant to which American and Boeing, among other things, have agreed to resolve certain claims of Boeing and its Affiliates (as such term is defined in the 2012 Omnibus Restructure Agreement);

WHEREAS, [*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Jeppesen is an Affiliate of Boeing and American and Jeppesen desire to resolve certain claims of Jeppesen that have been asserted or may be asserted in the Pending Cases, and to agree upon mutual releases of claims between American and its Affiliates and Jeppesen;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, American and Jeppesen agree as follows:

1. Conditions Precedent; Assumption and Cure

1.1 [*CTR], the rights and obligations of the Parties under this Assumption and Cure Agreement are subject to and shall become automatically effective only upon the satisfaction of all of the following conditions precedent set forth in clauses (a), (b) and (c) (the time of such satisfaction, hereafter, the Jeppesen Effective Date).

(a) Except as set forth in Section 4.1 below, the Court shall have issued an order, the proposed form of such order to be in form and substance reasonably satisfactory to each of American and Boeing (acting on behalf of Jeppesen), in the Pending Cases (i) approving and authorizing the assumption by Customer of the Existing Agreements, (ii) approving and authorizing this Assumption and Cure Agreement and all of the actions and transactions contemplated herein, and (iii) that is issued by the Court under and pursuant to the appropriate provisions of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure, including, without limitation 11 U.S.C. §§105, 363 and 365 and Federal Rules of Bankruptcy Procedure 9014 and 9019, and following such notice and opportunity for a hearing as provided by the rules of the Court and the Bankruptcy Code, and such order shall be in full force and effect and shall not, in any way, be stayed as to its effectiveness, including by order of the Court or pursuant to Federal Rule of Bankruptcy Procedure 6004(h) or otherwise (Assumption Order).

(b) American shall have paid to Jeppesen the Cure Payment, as defined in, and as provided for in, Section 2.2, below.

(c) Closing shall have been completed and the Effective Date shall have occurred in accordance with the term and conditions of, and as each of such terms are defined in, the 2012 Omnibus Restructure Agreement.

1.2 Upon satisfaction of the Conditions Precedent set forth in Section 1.1, (i) the Existing Agreements shall be deemed assumed pursuant to section 365 of the Bankruptcy Code, (ii) all other matters that the terms and conditions of this Assumption and Cure Agreement provide will be effective upon or take place upon or after the Jeppesen Effective Date shall be effective, binding and enforceable in accordance with their respective terms.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Settlement and Release

2.1 [*CTR]

2.2 Jeppesen agrees that the payment by American to Jeppesen, on the Jeppesen Effective Date, of the amount of $791,269.36 (the “Cure Amount”) shall cure the Jeppesen Claim and shall constitute full and final satisfaction of the Jeppesen Claim. For avoidance of doubt, the amounts set forth in the Jeppesen Reclamation Claim and the Jeppesen 503(b)(9) Claim are not in addition to, but are included within, the aggregate amounts included in the Jeppesen Claim.

2.3 In connection with the assumption of the Existing Agreements, as provided for in Section 1.2 above, Jeppesen acknowledges and agrees that Debtors have provided adequate assurance that Debtors will continue to perform under the terms of the assumed Existing Agreements.

2.4 [*CTR]

2.5 Upon the occurrence of the Jeppesen Effective Date, Jeppesen (a) shall withdraw the Proof of Claim with prejudice and, and (b) agrees it shall not take any action whatsoever to recover, collect, or assert the Jeppesen Claims against American or any of its Affiliates, and (c) consents to the expungement of the Jeppesen Claims from the claims register in the Reorganization Proceeding by American’s claims agent.

2.6 [*CTR]

2.7 [*CTR]

2.8 [*CTR]

3. Reserved Rights

3.1 Notwithstanding anything to the contrary set forth in this Assumption and Cure Agreement, nothing herein shall be deemed or construed to, amend, alter, waive, limit, release, discharge or otherwise change any condition, obligation, or requirement of American or Jeppesen set forth in this Assumption and Cure Agreement in respect of the following:

i. [*CTR]

ii. [*CTR]

iii. [*CTR] with any product or service provided by Jeppesen to or for American or its Affiliates.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. General Terms and Conditions

4.1 The Confidentiality and Disclosure provisions contained in Section 8 of the 2012 Omnibus Restructure Agreement shall apply to this Assumption and Cure Agreement as if such provisions were fully incorporated herein, and Jeppesen agrees to be bound thereby as if named a party therein; provided that any consent, agreement or consultation that would be required of or with Jeppesen in accordance with such provisions shall be deemed given by or to have occurred with Jeppesen if such consent or agreement is provided by Boeing, on behalf of Jeppesen, and American shall be entitled to rely upon any such consent, agreement or consultation to the same extent as if given by or undertaken with Jeppesen.

4.2 This Assumption and Cure Agreement may be executed in one or more counterparts, all of which counterparts shall be treated as the same binding agreement in accordance with the terms provided herein. Facsimile transmission of an executed counterpart is considered due delivery of that counterpart.

4.3 Each of the parties hereto agrees that the Court shall have exclusive jurisdiction over all matters arising out of or relating to this Assumption and Cure Agreement; provided, however, if the Court does not have subject matter jurisdiction over any such matter or declines to hear any dispute in regard to such matter, then the foregoing exclusive jurisdiction shall no longer apply. This Assumption and Cure Agreement shall be governed by United States bankruptcy law and to the extent that United States bankruptcy law does not supply a rule of decision, [*CTR]

4.4 This Assumption and Cure Agreement on and as of the date hereof constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings or agreements, whether written or oral, between the parties hereto with respect to such subject matter are superseded in their entireties; provided, that if there are any discrepancies between, on the one hand, this Assumption and Cure Agreement and, on the other hand, any provision of the 2012 Omnibus Restructure Agreement, the provisions of the 2012 Omnibus Restructure Agreement shall control and govern.

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

IN WITNESS WHEREOF, American and Jeppesen have caused this Assumption and Cure Agreement to be signed in duplicate by their duly authorized officers and representatives as of the date written below.

JEPPESEN SANDERSON, INC.	AMERICAN AIRLINES, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Acknowledged and Agreed, as to Existing Agreements to which it is a party:

AMERICAN EAGLE AIRLINES, INC.

By:

Printed Name:

Title:

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ATTACHMENT A

To

ASSUMPTION AND CURE AGREEMENT

(Jeppesen)

[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 14

SUMMARY OF BOEING ACCRUED CREDIT AMOUNT

[*CTR]

[*CTR]	[*CTR]

[*CTR]

[*CTR]	[*CTR]

Total Boeing Accrued Credit Amount	$12,294,844.18

[*CTR]

Attached: Schedule A to Exhibit 14

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 1 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 2 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]T	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 3 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 4 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 5 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 6 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 7 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 8 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 9 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Schedule A to Exhibit 14: [*CTR]

Corporate	Customer ID	Invoice Number	Acctg Date	Due Date	Bill of Lading	PO Number	Line Amount	Balance Due
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Schedule A to Exhibit 14 to 2012 Omnibus Restructure Agreement, [*CTR], Page 10 of 10

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT 15

To

2012 Omnibus Restructure Agreement

(Schedule Of Boeing Affiliates)

See attached Schedule of Boeing Affiliates.

Schedule of Boeing Affiliates

Name	Place of incorporation
757UA, Inc.	Delaware
ACN 106 604 871 Pty ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Alleron Inc.	Delaware
Akash, Inc.	Delaware
Alteon Training International Spain, S.L.	Spain
Alteon Training Mexico, S.A. de C.V.	Mexico
Alteon Training Services, Inc.	Delaware
Argon ST, Inc.	Delaware
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Holding Company	Delaware
Atara Services Norway AS	Norway
Aviall (Canada) Ltd.	Ontario
Aviall Airstocks Limited	Hong Kong
Aviall Asia Limited	Hong Kong
Avlall Australia Holdings Pty Ltd	Australia
Aviall Australia Pty Limited	Australia
Aviall de Mexico, SA de C.V.	Mexico
Aviall Foreign Sales Corporation	Barbados
Aviall Japan Limited	Delaware
Aviall New Zealand	New Zealand
Aviall PTE LTD	Singapore
Aviall Services, Inc.	Delaware
Aviall UK, Inc.	Delaware
Aviall, Inc.	Delaware
Aviation Fleet Services India Management Company Limited	Cyprus
BC Capital Partners L.P.	Delaware
BCC Aruba Leasing A.V.V.	Netherlands Antilles
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands, U.S.
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands, U.S.
BCC Cascades Corporation	Delaware
BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands, U.S.
BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	Cayman Islands
BCC Lindbergh Bay Company	Delaware
BCC Mafolie Hill Company	Delaware
BCC Red Hook Company	Delaware
BITG Corporation	Delaware
BlTG LLP	Washington
BNA International Systems, Inc.	Delaware

Name	Place of incorporation
BNA Operations International, Inc.	Delaware
BNJ Sales Company L.L.C.	Delaware
BNJ, Inc.	Delaware
Boeing (Asia) Investment Limited	Hong Kong
Boeing (Asia) Services Investment Limited	Hong Kong
Boeing (China) Co., Ltd.	China
Boeing (Gibraltar) Holdings Limited	Gibraltar
Boeing (Gibraltar) Limited	Gibraltar
Boeing 100 North Riverside LLC	Illinois
Boeing Aerospace- TAMS, Inc.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations- International, Inc.	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerostructures Australia Pty Ltd.	Australia
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Asia Training Holdings Limited	Hong Kong
Boeing Australia Component Repairs Pty Ltd	Australia
Boeing Australia Holdings Proprietary Limited	Australia
Boeing Brasil Servicos Tecnicos Aeronauticos Ltda.	Brazil
Boeing Canada Holding Ltd.	Alberta
Boeing Canada Operations Ltd.	Alberta
Boeing Capital Corporation	Delaware
Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing CAS GmbH	Germany
Boeing CAS Holding GmbH	Germany
Boeing China, Inc.	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Cyprus Holdings Ltd	Cyprus
Boeing Defence Australia LTD	Australia
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Enterprises Australia, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Global Holdings Corporation	Delaware
Boeing Global Sales Corporation	Delaware
Boeing Helena, Inc.	Delaware
Boeing Hungary, Inc.	Delaware
Boeing India Property Management Private Limited	India
Boeing Intellectual Property Licensing Company	Delaware
Boeing International B.V.	Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Corporation India Private Limited	India

Name	Place of incorporation
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing International Support Systems Company Saudi Arabia Limited	Saudi Arabia
Boeing Investment Company, Inc.	Delaware
Boeing Ireland Limited	Ireland
Boeing Japan Kabushiki Kaisha	Japan
Boeing Kuwait, Inc.	Delaware
Boeing Launch Services, Inc.	Delaware
Boeing Logistics Spares, Inc.	Delaware
Boeing Mexico Service Company, S. de R.L.	Mexico
Boeing Middle East Limited	Delaware
Boeing Netherlands B.V.	Netherlands
Boeing Netherlands C.V.	Netherlands
Boeing Netherlands Leasing, BV.	Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing Norwegian Holdings AS	Norway
Boeing of Canada Ltd.	Delaware
Boeing Offset Company, Inc. .	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Qatar Inc.	Delaware
Boeing Research & Technology Europe, S.L.	Spain
Boeing Russia, Inc.	Delaware
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Shanghai Aviation Flight Training Co., Ltd.	China
Boeing Singapore Training and Flight Services Pte. Ltd.	Singapore
Boeing Space Operations Company	Delaware
Boeing Stores, Inc.	Delaware
Boeing Sweden Holdings AB	Sweden
Boeing Training & Flight Services Australia Pty Ltd	Australia
Boeing Training Center Management Company Limited	Cyprus
Boeing Training Leasing Corp.	Delaware
Boeing Training Services Korea LLC	Korea, Republic of
Boeing Travel Management Company	Delaware
Boeing UK Training and Flight Services Holding Limited	United Kingdom
Boeing UK Training and Flight Services Limited	United Kingdom
Boeing United Kingdom Limited	United Kingdom
Boeing US Training and Flight Services L.L.C.	Delaware
Boeing Worldwide Operations Limited	Bermuda
CBSA Leasing II, Inc.	De!aware

Name	Place of incorporation
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware
CDM Technologies, lnc.	California
C-Map USA, Inc.	Delaware
C-Map/Commercial, Ltd.	Massachusetts
Coherent Systems International Corporation	British Virgin Islands
Coherent Systems International, LLC	Delaware
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing of Canada Company	Canada
Continental DataGraphics Limited	United Kingdom
Continental DataGraphics Technical Services India Private Limited	India
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd .	Bermuda
Cruise L.L.C.	Russian Federation
Digital Receiver Technology, Inc.	Maryland
Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands, U.S.
Douglas Federal Leasing Limited	Virgin Islands, U.S.
Douglas Leasing, Inc.	Delaware
Falcon II Leasing Limited	Virgin Islands, U.S.
Falcon Leasing Limited	Virgin Islands, U.S.
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
Hawker de Havilland Aerospace Pty Limited	Australia
HRL Laboratories, LLC	Delaware
ILS eBusiness Services, Inc.	Delaware
lnsitu Pacific Pty ltd	Australia
lnsitu, Inc.	Washington
Inventory Locator Service, LLC	Delaware
Inventory Locator Service-UK, Inc.	Delaware
Jeppesen (Canada) Ltd.	Quebec
Jeppesen Asia/Pacific Pte. Ltd.	Singapore
Jeppesen Australia Pty Ltd	Australia
Jeppesen DataPian, Inc.	Delaware
Jeppesen GmbH	Germany
Jeppesen Hellas Marine Single Member Limited Liability Company	Greece
Jeppesen India Private Limited	India
Jeppesen ltalia S.r.l.	Italy
Jeppesen Japan K.K.	Japan
Jeppesen Korea Co., Ltd.	Korea, Republic of
Jeppesen Malaysia Sdn. Bhd.	Malaysia
Jeppesen Marine Australia Pty Limited	Australia
Jeppesen Marine, Inc.	Delaware
Jeppesen Norway AS	Norway
Jeppesen Optimization Solution AB	Sweden
Jeppesen Optimization Solutions, Inc.	Delaware
Jeppesen Poland Spolka z ograniczona odpowiedzialnoscia	Poland
Jeppesen Sanderson, Inc.	Delaware
Jeppesen Systems AB	Sweden

Name	Place of incorporation
Jeppesen U.K. Limited	United Kingdom
Jeppesen Ukraine	Ukraine
Keeler Street Open Space, L.L.C.	Kansas
Kula-One Aircraft Corporation, Limited	Delaware
Kuta-Two Aircraft Corporation	Delaware
Longacres Park, Inc.	Washington
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc.	Delaware
McDonnell Douglas Foreign Sales Corporation	Virgin Islands, U.S.
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Middle East, Ltd.	Delaware
McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Truck Services, Inc.	Delaware
MD Indonesia Limited	Virgin Islands, U.S.
MD-Air Leasing Limited	Virgin Islands, U.S.
MDFC-Aircraft Leasing Company	Delaware
MDFC-Aircraft Leasing Limited	Virgin Islands, U.S.
MDFC-Carson Company	Delaware
MDFC-Carson Limited	Virgin Islands, U.S.
MDFC-Express Leasing Company	Delaware
MDFC-Express Leasing Limited	Virgin Islands, U.S.
MDFC-Knoxville Company	Delaware
MDFC-Knoxville Limited	Virgin Islands, U.S.
MDFC-Lakewood Company	Delaware
MDFC-Memphis Company	Delaware
MDFC-Memphis Limited	Virgin Islands, U.S.
MDFC-Reno Company	Delaware
MDFC-Sierra Company	Delaware
MDFC-Spring Limited	Virgin Islands, U.S.
MDFC-Tahoe Company	Delaware
MDFC- Spring Company	Delaware
MD-Federal Holding Company	Delaware
Montana Aviation Research Company	Delaware
Narus Networks Private Limited	India
Narus UK Limited	United Kingdom
Narus, Inc.	Delaware
Pacific Business Enterprises, Inc.	Delaware
RGL-3 Corporation	Delaware
RGL-4 Corporation	Delaware
Sandia National Security LLC	Delaware
Spectrolab, Inc.	California
Taiko Leasing, Inc.	Delaware
Tapestry Solutions, Inc.	California
Team Apache Systems, LLC	Delaware
Thayer Leasing Company-1	Delaware
Wingspan, Inc.	Delaware
Yunnan Alteon Boeing Advanced Flight Training Co., Ltd	China